UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2008

RINO International Corporation

(Exact name of Registrant as specified in charter)

Nevada	0 - 52549	41 - 1508112
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification Number)

11 Youquan Road, Zhanqian Street, Jinzhou District, Dalian,
People’s Republic of China 116100
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (011)-86-411-87661222

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

☐ Soliciting material pursuant to Rule14a-12 under the Exchange Act(17CFR240.14a12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On May 30, 2008, subsequent to the filing of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 (the “2007 10-K”) which contained the audited financial statements of the Company for the fiscal years ended December 31, 2007 and 2006, management of the Company determined in consultation with the Company’s prior independent accountants that there were material errors in the presentation of current assets, concentration of risks related to the Company’s largest customers and cash flows related to the payment of deposits for the acquisition of property and equipment in the Company’s financial statements for the fiscal years ended December 31, 2007 and 2006 and that such financial statements should not be relied upon. As a result, the Company restated the financial statements in Amendment No.2 to the 2007 10-K which was filed with the Securities and Exchange Commission (the “SEC”) on June 11, 2008.

On July 24, 2008, management of the Company determined in consultation with the Company’s current and prior independent accountants that there were also errors in the restated financial statements filed with Amendment No. 2 to the 2007 10-K as well as the Company’s unaudited financial statements as of March 31, 2008 and for the three months then ended which were filed with the SEC as part of the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2008 (the “March 2008 10-Q”) causing redeemable stock to be presented as permanent equity and that such financial statements should not be relied upon. As a result, the Company restated the financial statements contained in Amendment No.2 to the 2007 10-K by filing on August 4, 2008 Amendment No.3 to the 2007 10-K and also restated the financial statements contained in the March 2008 10-Q by filing on August 5, 2008 Amendment No. 1 to the March 2008 10-Q. The restatements had no effect on the income statement, including net income and earnings per share for the periods covered by the restated financial statements.

The effects of the restatements are shown in (a) Note 20 to the audited financial statements of the Company for the fiscal years ended December 31, 2006 and December 31, 2007 contained in Amendment No. 2 to the 2007 10-K (which financial statements were subsequently further amended and restated as referred to in the subsection (b) immediately following), (b) Note 21 to the audited financial statements of the Company for the fiscal years ended December 31, 2006 and December 31, 2007 contained in Amendment No. 3 to the 2007 10-K and (c)Note 21 to the unaudited financial statements of the Company as of March 31, 2008 and for the three months then ended contained in Amendment No. 1 to the March 2008 10-Q, each of which Notes are incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 19, 2008

(Registrant)

RINO International Corporation

By:	/s/ Zou Dejun
Zou Dejun

Chief Executive Officer